UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): February 27, 2025

Conifer Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-37536	27-1298795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3001 West Big Beaver Road, Suite 319

Troy, MI 48084

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (248) 559-0840

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CNFR	The Nasdaq Stock Market LLC
9.75% Senior Notes due 2028	CNFRZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On February 27, 2025 (the “Initial Issue Date”), Conifer Holdings, Inc. (the “Company”) sold 1,000 shares of its newly designated Series B Preferred Stock, no par value (the “Series B Preferred Stock”) and common stock purchase warrants (the “Warrants”) exercisable for 4,000,000 shares of the Company’s common stock (the “Warrant Shares,” and together with the Warrants and Preferred Stock, the “Securities”), to Clarkston 91 West LLC (the “Purchaser”), an entity affiliated with Gerald and Jeffrey Hakala, members of the Board of Directors of the Company, for an aggregate purchase price of $5,000,000. The sale of the Securities was consummated on the Initial Issue Date pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) by and between the Company and the Purchaser.

Upon approval by the Company’s stockholders, the Warrants entitle the Purchaser to purchase up to 4,000,000 shares of the Company’s common stock at an exercise price of $1.50 per share. The Warrants will expire on January 31, 2027.

On March 3, 2025, the Company sold an additional 5000 shares of Series B Preferred Stock to the Purchaser, for an aggregate purchase price of $2,500,000. The sale of these Securities was consummated pursuant to a Securities Purchase Agreement (the “Additional Purchase Agreement”) by and between the Company and the Purchaser.

The Company intends to use the proceeds for working capital and general corporate purposes. The Purchase Agreement contains customary representations and warranties from the Company, on the one hand, and the Purchaser, on the other.

The foregoing description of the Purchase Agreement and the Warrants is a summary and is qualified in its entirety by the terms of Purchase Agreement, the Warrants and the Additional Purchase Agreement, which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The sale of the Securities pursuant to the Purchase Agreement has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and certain rules and regulations promulgated thereunder.

The information contained in Items 1.01 and 5.03 of this Current Report on Form 8-K regarding the sale of the Securities, the Purchase Agreement and the terms of the Series B Preferred Stock and Warrants is hereby incorporated by reference into this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K regarding the Certificate of Designation (as defined below) is hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2025, the Company filed the Certificate of Designation of Series B Preferred Stock (the “Certificate of Designation”) to the Company’s Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Michigan, effective as of such date, designating 1,500 shares of Series B Preferred Stock (the “Shares”) out of the authorized but unissued shares of the Preferred Stock as “Series B Senior Preferred Stock,” and designating the dividend, preferences, rights, voting power, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such shares. A description of the material terms of the Series B Preferred Stock, as contained within the Certificate of Designation, is set forth below:

Issue:	Series B Preferred Stock

Number of Shares Designated	1,500

Ranking, with respect to dividend rights and distribution rights upon the liquidation, winding-up or dissolution of the Company:	The Series B Preferred Stock will rank senior to all of the common stock of the Company.

Maturity:	December 31, 2026 (the “Maturity Date”)

Issue Price per Share:	$5,000

Dividend Rate:

The “Series B Dividend Rate” is equal to the prime rate of Waterford Bank, N.A. (“Waterford Bank”) on the date that is 30 days prior to the applicable Dividend Payment Date (as defined in the Certificate of Designation) plus 600 basis points, provided, however, that if the prime rate determined by Waterford Bank shall ever be less than 12.0% per annum, (the “Floor” as defined in the Certificate of Designation), then the prime rate shall be deemed to be the Floor.

Liquidation Preference:

In the event of any Liquidation Event, after the satisfaction in full of the debts of the Company and the payment of any liquidation preference owed to the holders of shares of capital stock of the Company ranking senior to the Series B Preferred Stock, pari passu with the holders of any Parity Securities (as defined in the Certificate of Designation) by reason of their ownership thereof, but before any distribution or payment out of the assets of the Company shall be made to the holders of Junior Securities (as defined in the Certificate of Designation) by reason of their ownership thereof, an amount in cash per share equal to the Series B Redemption Price (as defined below).

Optional Redemption:

The Company has the right at the end of any fiscal quarter on or after the Initial Issue Date and up to and including the Maturity Date, to redeem, at its option, in whole or in part, the Series B Preferred Shares. Any such optional redemption shall be effected only out of funds legally available for such purpose. The Company may undertake multiple partial redemptions. Any redemption of the Series B Preferred Shares shall occur on a date set by the Company, subject to certain limitations, at an amount per share equal to the applicable Series B Redemption Price (as defined below). The Series B Preferred Shares may be redeemed pro rata (unless otherwise agreed upon in writing by each Holder of Series B Preferred Shares).

Redemption Amount:	The Series B Preferred Shares may be redeemed at a price equal to the Series B Issue Price.

Automatic Conversion:	The outstanding Series B Preferred Shares shall only be redeemed by the Company at an amount per share equal to the Series B Issue Price.

Voting:

Each share of the Series B Preferred Stock entitles the Holder to 3,000 votes on each matter properly submitted to the Company’s shareholders for their vote, however the aggregate voting power of all outstanding shares of the Series B Preferred Stock shall not exceed 19.99% of the aggregate voting power of all voting securities.

Item 9.01. Financial Statements and Exhibits.
Exhibit 3.1	Certificate of Designation of Series B Preferred Stock
Exhibit 10.1	Purchase Agreement, dated February 27, 2025, by and between Conifer Holdings, Inc. and Clarkston Capital, LLC
Exhibit 10.2	Form of Warrant,
Exhibit 10.3	Additional Purchase Agreement, dated March 3, 2025, by and between Conifer Holdings, Inc. and Clarkston Capital, LLC
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conifer Holdings Inc.

Date: March 4, 2025	By:	/s/ BRIAN J. RONEY
Brian J. Roney
Chief Executive Officer